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                                                                    EXHIBIT 99.2
                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                        AS ADOPTED PURSUANT TO 18 U.S.C.
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. ss.1350, the undersigned chief financial officer of New South Bancshares, Inc. (the "Company"), hereby certifies, to the best of such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002                      /s/ Roger D. Murphree
                                             --------------------------------
                                             Name:  Roger D. Murphree
                                             Title:   Chief Financial Officer